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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):    July 11, 2000
                                                          ----------------------


                                    RPM, INC.
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             (Exact name of registrant as specified in its charter)


      Ohio                          1-14187                     34-6550857
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(State or other                   (Commission                (I.R.S. Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)


                2628 Pearl Road, P.O. Box 777, Medina, Ohio           44258
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               (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:         (330) 273-5090
                                                   -----------------------------



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Item 5.    Other Events
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           On July 11, 2000, RPM, Inc. issued a news release, a copy of which is filed herewith as Exhibit 99.1.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)   Not applicable

     (b)   Not applicable

     (c)   Exhibits.

         Number            Description
         ------            -----------
         99.1              News Release, dated July 11, 2000.




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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RPM, INC.


Date:  July 11, 2000                   By:   /s/ P. Kelly Tompkins
                                             ---------------------
                                             P. Kelly Tompkins
                                             Vice President, General Counsel
                                             and Secretary



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                                  EXHIBIT INDEX
                                  -------------



Exhibit                    Description of Exhibit
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99.1                       News Release, dated July 11, 2000.